As filed with the Securities and Exchange Commission on July 25, 1997
                                                Registration Statement No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -----------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                  -----------
                             CHS ELECTRONICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA                                                    87-0435376
(STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NO.)

                                                       CLAUDIO OSORIO
                                                   CHAIRMAN OF THE BOARD,
                                           CHIEF EXECUTIVE OFFICER AND PRESIDENT
                                                      CHS ELECTRONICS, INC.
     2153 N.W. 86TH AVENUE                           2153 N.W. 86TH AVENUE
     MIAMI, FLORIDA 33122                             MIAMI, FLORIDA 33122
       (305) 716-8273                                    (305) 716-8273
(ADDRESS, INCLUDING ZIP CODE,               (NAME, ADDRESS, INCLUDING ZIP CODE,
AND TELEPHONE NUMBER, INCLUDING AREA       AND TELEPHONE NUMBER, INCLUDING AREA
CODE, OF REGISTRANT'S PRINCIPAL                 CODE, OF AGENT FOR SERVICE)
     EXECUTIVE OFFICES)
                                  -----------

                          COPIES OF COMMUNICATIONS TO:

          PAUL BERKOWITZ, ESQ.                     BRUCE N. HAWTHORNE, ESQ.
            DANIEL REED, ESQ.                            KING & SPALDING
     GREENBERG, TRAURIG, HOFFMAN,                     191 PEACHTREE STREET
     LIPOFF, ROSEN & QUENTEL, P.A.               ATLANTA, GEORGIA 30303-1763
         1221 BRICKELL AVENUE                            (404) 572-4600
         MIAMI, FLORIDA 33131                     (FACSIMILE) (404) 572-5100
           (305) 579-0500
       (FACSIMILE) (305) 579-0717

                                 -------------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-29779

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                                 CALCULATION OF REGISTRATION FEE

================================================================================================================================
                                                                   MAXIMUM                PROPOSED MAXIMUM
TITLE OF SHARES                        AMOUNT                 AGGREGATE PRICE                AGGREGATE              AMOUNT OF
TO BE REGISTERED                    TO BE REGISTERED(1)         PER SHARE(2)              OFFERING PRICE        REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value.....      1,150,000               $31.75                   $36,512,500                $11,064.40
================================================================================================================================

(1) Includes 150,000 shares of Common Stock issuable upon exercise of the U.S. Underwriters' and the International Managers' over-allotment options.

                               EXPLANATORY NOTE


     THIS REGISTRATION STATEMENT IS BEING FILED PURSUANT TO RULE 462(B) AND GENERAL INSTRUCTION IV OF FORM S-3 TO REGISTER AN ADDITIONAL 1,150,000 SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF CHS ELECTRONICS, INC. (THE "REGISTRANT"), IN CONNECTION WITH THE OFFERING CONTEMPLATED BY THAT CERTAIN REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-29779) (THE "INITIAL REGISTRATION STATEMENT") OF THE REGISTRANT, WHICH WAS DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION ON JULY 24, 1997. THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INITIAL REGISTRATION STATEMENT HEREIN IN ITS ENTIRETY.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), the registrant has duly this caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on July 24, 1997.

                                 CHS ELECTRONICS, INC.
                                 By: /s/ CLAUDIO OSORIO
                                     -----------------------------------------
                                       Claudio Osorio
                                       Chairman of the Board,
                                       Chief Executive Officer and President


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Claudio Osorio and Craig Toll his true and lawful attorneys-in-fact, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including any post-effective amendments, to this registration statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes, each acting alone, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


        SIGNATURE                              TITLE                         DATE
-----------------------------   ---------------------------------------   --------------
/s/ CLAUDIO OSORIO              Chairman of the Board, Chief              July 24, 1997
-----------------------------   Executive Officer and President
Claudio Osorio                  (principal executive officer)

/s/        *                    Executive Vice President                  July 24, 1997
-----------------------------   and Director
Alvin Perlman

/s/        *                    Executive Vice President                  July 24, 1997
------------------------------  and Director
Carsten Frank

/s/        *                    Secretary and Director                    July 24, 1997
------------------------------
Antonio Boccalandro

/s/ CRAIG TOLL                  Chief Financial Officer and Treasurer     July 24, 1997
------------------------------  (principal financial officer and
Craig Toll                      principal accounting officer)

/s/        *                    Director                                  July 24, 1997
------------------------------
Otto Gerlach

/s/        *                    Director                                  July 24, 1997
------------------------------
Zbynek Kraus

/s/        *                    Director                                  July 24, 1997
------------------------------
Pierino Lardi

/s/        *                    Director                                  July 24, 1997
------------------------------
Donald D. Winstead

------------------

* By: /s/ CRAIG TOLL
------------------------------
          Craig Toll
          Attorney-in-Fact

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

5.1        Opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A.
           as to the validity of the Common Stock being registered
23.2       Consent of Grant Thornton LLP
23.3       Consent of Moore Stevens, P.C.
23.4       Consent of Deloitte Touche LLP
23.5       Consent of KPMG Cevdet Suner Denetim ve Yeminli Mali Musavirlik A.S.